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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2006



                             ADEPT TECHNOLOGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-27122                 94-2900635
         --------                    -------                 ----------
(State or other jurisdiction  (Commission file number)    (I.R.S. Employer
    of incorporation)                                  Identification Number)


             3011 Triad Drive
              Livermore, CA                                       94550
 (Address of principal executive offices)                      (Zip Code)

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

          Amendment of Equity Compensation Plans

         In connection with the determinations made by Adept Technology, Inc. (the "Company") regarding certain historical financial statements of the Company as further discussed below, on September 21, 2006, the Compensation Committee of the Board of Directors approved the amendment of each of its equity incentive plans if and to the extent necessary to permit the suspension of option exercises or employee stock purchases thereunder until the filing of any restated financial statements required to be filed and the Company's Annual Report on Form 10-K for the Fiscal Year ended June 30, 2006, and the extension of the exercise period for options expiring under such plans during the suspension period such that any expiration date for such otherwise expiring options will occur after the suspension period ends.

Item 2.02.        Results of Operations and Financial Condition.


The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition:

          On September 22, 2006, the Company issued a press release announcing certain preliminary financial results for its fourth quarter and fiscal year ended June 30, 2006 and the potential restatement of certain historical financial statements, including one or more of the interim financial statements included in its quarterly reports on Form 10-Q for the quarters ended, October 1, 2005, December 31, 2005 and April 1, 2006, as discussed below.

         A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated in this Item 2.02 by reference. The information disclosed in this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

         The presentation of Adept's fourth quarter and fiscal year ended June 30, 2006 preliminary financial results and potential restatement of prior financial statements included in this Current Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in Adept's filings with the Securities and Exchange Commission. These include Adept's Annual Report on Form 10-K for the year ended June 30, 2005 and Quarterly Report on Form 10-Q for the quarter ended April 1, 2006.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         In the course of conducting the year end consolidation of its financial results, and in conjunction with the audit of those results, Adept has discovered errors in a number of accounts, primarily involving intercompany eliminations associated with its consolidation of international subsidiaries. The Company has preliminarily concluded that the total amount of these errors is likely to be less than $2.5 million, but cautions that its full review is not yet completed, as noted below.

         On the basis of these errors and as recommended by Adept's management, on September 21, 2006, the Audit Committee of the Board of Directors of the Company, concluded that the Company will restate one or more of its previously reported financial statements included in its quarterly reports on Form 10-Q for the quarters ended October 1, 2005, December 31, 2005 and April 1, 2006, and as a result, these quarterly financial statements should no longer be relied on.

         The Company is currently unable to determine which periods were materially impacted by these errors, and unable to conclude the ultimate impact, if any, on financial statements for fiscal year 2005 and prior fiscal years. Because the preparation of Adept's financial statements and review of historical financial statements continues, certain of the accounting matters identified at this stage, as well as the potential impact of these matters on the Company's financial statements, have not yet been finalized and are subject to change.

         Adept's Chief Financial Officer, who joined Adept in June 2006, has discussed and is reviewing in detail these potential restatement matters with Adept's Audit Committee and the Company's independent auditors, Armanino McKenna LLP, who were engaged by Adept in October 2005, early in the Company's fiscal year 2006.

         A copy of the press release is attached to this report as Exhibit 99.1.

Item 8.01.        Other Events.

         Delay in Filing Annual Report on Form 10-K

         As a result of its prolonged fiscal 2006 consolidation process and ongoing review of prior periods, Adept will not be able to file its Annual Report on Form 10-K for its fiscal year 2006 by the due date of September 28, 2006, and intends to file a Form 12b-25 for a 15-day extension of its filing deadline as permitted under SEC rules. While the Company is working diligently to complete its review and year-end audit to file its Form 10-K by the extended deadline of October 13, 2006, there are no assurances that it will be able to do so.

         Internal Control Over Financial Reporting

         In connection with the Company's year end consolidation and audit of its financial results, Adept management has concluded that the consolidation process and other errors and issues discussed above indicate material weaknesses in its internal controls. Adept has also been informed that it will receive a letter identifying material weaknesses on internal control over financial reporting from its independent auditors. A material weakness is a control deficiency or combination of control deficiencies that results in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by employees in the normal course of their assigned functions. Discussion of the nature and scope of these material weaknesses will be included in the Company's Annual Report on Form 10-K for fiscal 2006.

Item 9.01.        Financial Statements and Exhibits.

 (d) Exhibits

 99.1  Press Release of Adept Technology, Inc. issued September 22, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADEPT TECHNOLOGY, INC.

Date: September 22, 2006     By:  /s/ Steven L. Moore
                             ------------------------
                             Steven L. Moore
                             Vice President of Finance, Chief Financial Officer